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                                                                    Exhibit 10.2

                               FIRST AMENDMENT TO
                     LIMITED LIABILITY COMPANY AGREEMENT OF
                           WESTFIELD PARTNERS, L.L.C.

         This FIRST AMENDMENT to the LIMITED LIABILITY COMPANY AGREEMENT of WESTFIELD PARTNERS, L.L.C. (the "Company") is dated as of December 1, 1999, among WESTFIELD CAPITAL MANAGEMENT COMPANY, INC., a Massachusetts corporation, as the Manager, and the undersigned Members, comprising all of the Members of the Company, effective as of the date hereof.

                                   WITNESSETH:

         WHEREAS, the Manager and the Members entered into a Limited Liability Company Agreement dated as of July 7, 1999, (the "Agreement");

         WHEREAS, the Manager and the Members desire to revise the Agreement to clarify the treatment of additional capital contributions to the Company by one or more of the Manager and the Members;

         NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree and the Agreement is hereby amended as follows:

         1. DEFINITIONS. Terms used herein and not otherwise defined herein are used herein as defined in the Agreement.

         2. CAPITAL CONTRIBUTIONS. Section 4.1 is hereby amended in its entirety to read as follows:

         4.1 CAPITAL CONTRIBUTIONS. As of the date hereof, the Manager and the Members have made the initial Capital Contributions with respect to each Fund as set forth on Schedule I hereto. Neither the Manager nor any Member shall be required to make any additional Capital Contributions; provided, however, that the Manager shall amend Schedule I hereto to reflect any voluntary additional Capital Contributions as the Manager may accept in its sole discretion, and the Book Capital Account of the Manager or any Member making such voluntary additional Capital Contribution shall be adjusted accordingly pursuant to Section
         3.1 hereof.
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         3. INVESTMENT INCOME OR LOSS. Section 6.3 of the Agreement is hereby amended by deleting the word "Initial" from the Section.

         4. Except as otherwise modified hereby, all other provisions of the Agreement are hereby ratified, confirmed and approved and remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned, have executed this First Amendment as of the date first written above.

                                 MANAGER

                                 Westfield Capital Management Company, Inc.

                                 By:  _____________________________________
                                      Name:  Stephen C. Demirjian
                                      Title:    Senior Vice President

                                 MEMBERS

                                 -------------------
                                 C. Michael Hazard

                                 -------------------
                                 Arthur J. Bauernfeind

                                 -------------------
                                 Stephen C. Demirjian

                                 -------------------
                                 William A. Muggia

                                 -------------------
                                 B. Randall Watts